UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       1-12494                 62-154718
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
    of Incorporation)                    Number)           Indentification No.)

                      Suite 500, 2030 Hamilton Place Blvd,
                              Chattanooga, TN 37421
                             (Address of principal
                      executive office, including zip code)

                                 (423) 855-0001
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

     On October 24, 2005, CBL & Associates Properties, Inc. (the "Company") and Eric P. Snyder ("Snyder") (collectively, the "Parties") agreed to amend by letter that certain Deferred Compensation Arrangement, dated January 1, 1997, as amended by letter dated January 27, 2003 (the "Arrangement"). The Parties acknowledged that, effective as of December 31, 2004, the final termination date referenced in Section 5(a)(iv) of the Arrangement was changed from January 2, 2005 to September 30, 2005.

     The Parties also acknowledged that the Arrangement is not to be further extended, and that Snyder will receive shares of the Company's common stock pursuant to the terms of the Arrangement. The gross number of shares to be issued to Snyder under the terms of the Arrangement is 174,403 shares of common stock. Upon delivery of the referenced shares to Snyder, the Arrangement will be terminated in all respects other than any obligations with respect to indemnities or representations made in the Arrangement. Snyder has stated that his intent is to employ the shares of common stock received in his estate planning.

     The foregoing description of the Arrangement and of the October 24, 2005 letter amendment does not purport to be complete and is qualified in its entirety by reference to the copies of the Arrangement and the October 24, 2005 letter amendment included as Exhibits 10.5.4 and 10.5.10 to this Report.


Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

10.5.4 Deferred Compensation Arrangement dated January 1, 1997, for Eric P. Snyder, as previously amended. Incorporated herein by reference to
          Exhibit 10.5.4 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

10.5.10 Letter amending Deferred Compensation Arrangement for Eric P. Snyder, dated October 24, 2005

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CBL & ASSOCIATES PROPERTIES, INC.


                                                 /s/ John N. Foy
                                         --------------------------------------
                                                       John N. Foy
                                         Vice Chairman, Chief Financial Officer
                                                      and Treasurer






Date: October 28, 2005